UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2021

First US Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-14549	63-0843362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3291 U.S. Highway 280

Birmingham, Alabama 35243

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (205) 582-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FUSB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§230.405 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

First US Bancshares, Inc. (“FUSB”) has prepared investor presentation materials, which are being furnished as Exhibit 99.1 to this report. These materials include, among other things, a review of financial results and trends through the period ended June 30, 2021. The materials are intended to be made available to shareholders, analysts and investors, including investor groups participating in forums such as sponsored investor conferences, during the quarter ending September 30, 2021, or until updated materials are furnished. A copy of the materials will be available on FUSB’s investor relations website, which may be accessed at firstusbank.com.

The information contained herein is being furnished pursuant to Item 7.01 of Form 8-K, “Regulation FD Disclosure.” This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibit listed below in the Exhibit Index is being furnished pursuant to Regulation FD as part of this report and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Exhibit Number	Exhibit
99.1	Investor presentation materials to be made available to shareholders, analysts and investors during the quarter ending September 30, 2021, or until updated materials are furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2021	FIRST US BANCSHARES, INC.

	By:	/s/ Thomas S. Elley
	Name:	Thomas S. Elley
Vice President, Treasurer and Assistant Secretary,
Chief Financial Officer and Principal Accounting Officer